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Dec-2001                            1995-A                                Page 1

                                                                    Exhibit 99.3


                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1995-A
                 CC MASTER CREDIT CARD TRUST II (Formerly Chevy
                       Chase Master Credit Card Trust II)

RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                  $2,756,407,831.91
Beginning of the Month Finance Charge Receivables:               $148,987,926.09
Beginning of the Month Discounted Receivables:                             $0.00
Beginning of the Month Total Receivables:                      $2,905,395,758.00

Removed Principal Receivables:                                             $0.00
Removed Finance Charge Receivables:                                        $0.00
Removed Total Receivables:                                                 $0.00

Additional Principal Receivables:                                          $0.00
Additional Finance Charge Receivables:                                     $0.00
Additional Total Receivables:                                              $0.00

Discounted Receivables Generated this Period:                              $0.00

End of the Month Principal Receivables:                        $2,770,988,318.32
End of the Month Finance Charge Receivables:                     $148,890,576.71
End of the Month Discounted Receivables:                                   $0.00
End of the Month Total Receivables:                            $2,919,878,895.03

Special Funding Account Balance                                            $0.00
Aggregate Invested Amount (all Master Trust II Series)         $1,892,750,000.00
End of the Month Transferor Amount                               $878,238,318.32
End of the Month Transferor Percentage                                    31.69%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

       30-59 Days Delinquent                                      $72,414,343.09
       60-89 Days Delinquent                                      $52,408,176.18
       90+ Days Delinquent                                        $93,208,495.39

       Total 30+ Days Delinquent                                 $218,031,014.66
       Delinquent Percentage                                               7.47%

Defaulted Accounts During the Month                               $19,296,502.32
Annualized Default Percentage                                              8.40%


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Dec-2001                              1995-A                              Page 2


Principal Collections                                            $321,797,181.62
Principal Payment Rate                                                    11.67%

Total Payment Rate                                                        12.57%

INITIAL INVESTED AMOUNTS
       Class A Initial Invested Amount                           $368,000,000.00
       Class B Initial Invested Amount                            $32,000,000.00
                                                               -----------------
TOTAL INITIAL INVESTED AMOUNT                                    $400,000,000.00

INVESTED AMOUNTS
       Class A Invested Amount                                   $368,000,000.00
       Class B Invested Amount                                    $32,000,000.00
                                                               -----------------
TOTAL INVESTED AMOUNT                                            $400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            14.51%

PRINCIPAL ALLOCATION PERCENTAGE                                           14.51%

MONTHLY SERVICING FEE                                                $500,000.00

INVESTOR DEFAULT AMOUNT                                            $2,800,239.08

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                    92.00%

       Class A Finance Charge Collections                          $6,252,797.43
       Other Amounts                                                       $0.00

TOTAL CLASS A AVAILABLE FUNDS                                      $6,252,797.43

       Class A Monthly Interest                                      $636,060.09
       Class A Servicing Fee                                         $460,000.00
       Class A Investor Default Amount                             $2,576,219.95

TOTAL CLASS A EXCESS SPREAD                                        $2,580,517.39

REQUIRED AMOUNT                                                            $0.00

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Dec-2001                             1995-A                               Page 3


CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                     8.00%

       Class B Finance Charge Collections                            $543,721.51
       Other Amounts                                                       $0.00

TOTAL CLASS B AVAILABLE FUNDS                                        $543,721.51

       Class B Monthly Interest                                       $58,145.13
       Class B Servicing Fee                                          $40,000.00

TOTAL CLASS B EXCESS SPREAD                                          $445,576.38

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                $3,026,093.77

       Excess Spread Applied to Required Amount                            $0.00

       Excess Spread Applied to Class A Investor Charge Offs               $0.00

       Excess Spread Applied to Class B Items                        $224,019.13

       Excess Spread Applied to Class B Investor Charge Offs               $0.00

       Excess Spread Applied to Monthly Cash Collateral Fee           $27,066.67

       Excess Spread Applied to Cash Collateral Account                    $0.00

       Excess Spread Applied to Reserve Account                            $0.00

       Excess Spread Applied to other amounts owed to
       Cash Collateral Depositor                                           $0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                            $2,775,007.97

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Dec-2001                            1995-A                                Page 4


EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                        $12,971,293.74

SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1995-A                                                              $0.00

       Excess Finance Charge Collections applied to
       Required Amount                                                     $0.00

       Excess Finance Charge Collections applied to
       Class A Investor Charge Offs                                        $0.00

       Excess Finance Charge Collections applied to
       Class B Items                                                       $0.00

       Excess Finance Charge Collections applied to
       Class B Investor Charge Offs                                        $0.00

       Excess Finance Charge Collections applied to
       Monthly Cash Collateral Fee                                         $0.00

       Excess Finance Charge Collections applied to
       Cash Collateral Account                                             $0.00

       Excess Finance Charge Collections applied to
       Reserve Account                                                     $0.00

       Excess Finance Charge Collections applied to
       other amounts owed Cash Collateral Depositor                        $0.00

YIELD AND BASE RATE
-------------------

       Base Rate (Current Month)                                           4.15%
       Base Rate (Prior Month)                                             4.34%
       Base Rate (Two Months Ago)                                          4.78%
                                                                       ---------
THREE MONTH AVERAGE BASE RATE                                              4.43%

       Portfolio Yield (Current Month)                                    11.99%
       Portfolio Yield (Prior Month)                                      12.87%
       Portfolio Yield (Two Months Ago)                                   12.69%
                                                                       ---------
THREE MONTH AVERAGE PORTFOLIO YIELD                                       12.52%

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Dec-2001                               1995-A                             Page 5



        PRINCIPAL COLLECTIONS
        ---------------------

        CLASS A PRINCIPAL PERCENTAGE                                      92.00%

            Class A Principal Collections                         $42,962,206.64

        CLASS B PRINCIPAL PERCENTAGE                                       8.00%

            Class B Principal Collections                          $3,735,844.06

        TOTAL PRINCIPAL COLLECTIONS                               $46,698,050.70

        INVESTOR DEFAULT AMOUNT                                    $2,800,239.08

        REALLOCATED PRINCIPAL COLLECTIONS                                  $0.00

        SHARED PRINCIPAL COLLECTIONS ALLOCABLE
        FROM OTHER SERIES                                                  $0.00

        CLASS A ACCUMULATION
            Controlled Accumulation Amount                                 $0.00
            Deficit Controlled Accumulation Amount                         $0.00
        CONTROLLED DISTRIBUTION AMOUNT                                     $0.00

        CLASS B ACCUMULATION
            Controlled Accumulation Amount                                 $0.00
            Deficit Controlled Accumulation Amount                         $0.00
        CONTROLLED DISTRIBUTION AMOUNT                                     $0.00

        EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
        PRINCIPAL SHARING                                         $49,498,289.78

        INVESTOR CHARGE OFFS
        --------------------

        CLASS A INVESTOR CHARGE OFFS                                       $0.00
        CLASS B INVESTOR CHARGE OFFS                                       $0.00

        PREVIOUS CLASS A CHARGE OFFS REIMBURSED                            $0.00
        PREVIOUS CLASS B CHARGE OFFS REIMBURSED                            $0.00

        CASH COLLATERAL ACCOUNT
        -----------------------

            Required Cash Collateral Amount                       $52,000,000.00
            Available Cash Collateral Amount                      $52,000,000.00

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Dec-2001                              1995-A                              Page 6


        INTEREST RATE CAP PAYMENTS
        --------------------------

            Class A Interest Rate Cap Payments                             $0.00
            Class B Interest Rate Cap Payments                             $0.00

        TOTAL DRAW AMOUNT                                                  $0.00
        CASH COLLATERAL ACCOUNT SURPLUS                                    $0.00


                                            First USA Bank, National Association
                                            as Servicer

                                            By:    /s/ Tracie H. Klein
                                                   -----------------------------
                                                   Tracie H. Klein
                                                   First Vice President